UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 26, 2011
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)(Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 26, 2011, the shareholders approved an amendment to Lincoln National Corporation’s (“LNC”) Restated Articles of Incorporation allowing shareholders to amend the bylaws.  The amendment to the Restated Articles of Incorporation becomes effective upon filing with the Secretary of State of Indiana.

On May 26, 2011, subsequent to the shareholder approval of the amendment to LNC’s Restated Articles of Incorporation, a corresponding amendment to Article IX of LNC’s Amended and Restated Bylaws (the “Bylaws”), allowing for shareholders to amend the Bylaws, became effective.  Both the amendment to LNC’s Restated Articles of Incorporation and to LNC’s Bylaws provide that Sections 2, 5, 10, 11, 12 and 13 of Article I, Sections 1, 2, 3, 4, 5, 6, 7 and 10 of Article II, and all sections of Articles VII, VIII and IX of the Bylaws may only be amended by the affirmative vote of the holders of three-fourths (3/4) or more of the combined voting power of LNC’s outstanding shares.

A copy of the Articles of Amendment to the Restated Articles of Incorporation is attached hereto as Exhibit 3.1, and a copy of the amendment to the Bylaws is attached hereto as Exhibit 3.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The 2011 annual meeting of shareholders of LNC was held on May 26, 2011.

(b)  Shareholders voted on the matters set forth below.

Item 1.  Election of Directors

The nominees for election to the Board of Directors were elected, each for a three-year term.  For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

	Aggregate Votes
Director Nominee	For	Against	Abstentions	Broker Non-Votes
Dennis R. Glass	237,776,583	2,933,385	329,286	27,937,941
Gary C. Kelly	237,854,442	2,826,503	358,308	27,937,941
Michael F. Mee	230,990,670	9,693,483	355,101	27,937,941

Item 2.  Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as LNC’s independent registered public accounting firm for 2011 was approved.  The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
264,814,970	3,704,751	457,474

There were no broker non-votes for this item.

Item 3.  Approval of Amendment to the Restated Articles of Incorporation of LNC

The proposal to approve an amendment to the Restated Articles of Incorporation of LNC to allow shareholder to amend the Bylaws was approved.  The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
265,613,600	1,543,173	1,820,423

There were no broker non-votes for this item.

Item 4.  Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of LNC’s executive officers named in the proxy statement for the 2011 annual meeting of shareholders was approved.  The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
193,614,373	46,609,072	815,809	27,937,941

Item 5.  Advisory Vote regarding the Frequency of Future Advisory Votes on Executive Compensation

The proposal on the frequency of future advisory vote on the compensation of LNC’s named executive officers received the following votes:

Aggregate Votes
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
215,187,671	1,436,938	23,598,238	816,406	27,937,941

(d)  A majority of the votes cast by shareholders voted, on an advisory basis, in favor of holding future advisory votes on the compensation of named executive officers on an annual basis.  Consistent with these results, the Board of Directors has determined that advisory votes on the compensation of named executive officers will be submitted to shareholders on an annual basis.

Item 9.01.                            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to LNC’s Restated Articles of Incorporation
3.2	Amendment to LNC’s Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By        /s/ Randal J. Freitag
Name:  Randal J. Freitag
Title:    Executive Vice President and
Chief Financial Officer

Date:  May 31, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Articles of Amendment to LNC’s Restated Articles of Incorporation
3.2	Amendment to LNC’s Amended and Restated Bylaws